WisdomTree Trust

WisdomTree GeoAlpha Opportunities Fund (GEOA)

(the “Fund”)

Supplement dated December 1, 2025, to the currently effective
Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Fund, each as supplemented

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree GeoAlpha Opportunities Index (the “Index”), an Index provided by WisdomTree, Inc. (the “Index Provider”). The Index Provider recently announced a change to the Index’s reconstitution and rebalance schedule from quarterly to monthly.

Accordingly, on December 11, 2025, references in the Fund’s Prospectus and SAI to a quarterly reconstitution and rebalance schedule are hereby deleted and replaced with monthly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-GEOA-1225